Significant Accounting and Reporting Policies (Policy)	12 Months Ended
Mar. 31, 2011
Notes to Financial Statements
Basis of Presentation

(a) Basis of Presentation

The accompanying consolidated financial statements of Ricoh have been prepared in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements for each of the years in the three-year period ended March 31, 2011 are presented in Japanese yen, the functional currency of the Company and its domestic subsidiaries. The translation of Japanese yen amounts into U.S. Dollar equivalents as of and for the year ended March 31, 2011 is included solely for the convenience of readers outside Japan and has been made using the exchange rate of ¥83 to US$1, the approximate rate of exchange prevailing at the Federal Reserve Board on March 31, 2011.

Principles of Consolidation

(b) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company, all majority-owned subsidiaries and variable interest entity ("VIE") which Ricoh is a primary beneficiary. Investments in entities in which Ricoh has the ability to exercise significant influence over the entities' operating and financial policies (generally 20% to 50% ownership) are accounted for on an equity basis. All significant inter-company balances and transactions have been eliminated in consolidation.

The accounts of certain consolidated subsidiaries have been included on the basis of fiscal periods ended within three months prior to March 31.

Revenue Recognition

(c) Revenue Recognition

Ricoh generates revenue principally through the sale of equipment, supplies and related services under separate contractual arrangements for each. Ricoh recognizes revenue when (1) it has a firm contract, (2) the product has been shipped to and accepted by the customer or the service has been provided, (3) the sales price is fixed or determinable and (4) amounts are reasonably assured of collection.

Products sales are recognized at the time of delivery and installation at the customer location. Equipment revenues are based on established prices by product type and model and are net of discounts. A sales return is accepted only when the equipment is defective and does not meet Ricoh's product performance specifications. Other than installation, there are no customer acceptance clauses in the sales contract.

Post sales and rentals result primarily from maintenance contracts that are normally entered into at the time the equipment is sold. Standard service fee prices are established depending on equipment classification and include a cost value for the estimated services to be performed based on historical experience plus a profit margin thereon. As a matter of policy, Ricoh does not discount such prices. On a monthly basis, maintenance service revenues are earned and recognized by Ricoh and billed to the customer in accordance with the contract and include a fixed monthly fee plus a variable amount based on usage. The length of the contract ranges up to five-years, however, most contracts are cancelable at any time by the customer upon a short notice period. Leases not qualifying as sales-type leases or direct financing leases are accounted for as operating leases and related revenue is recognized over the lease term.

Ricoh enters into arrangements with multiple elements, which may include any combination of products, equipment, installation and maintenance. Ricoh allocates revenue to each element based on its relative fair value if such element meets the criteria for treatment as a separate unit of accounting, the delivered item in a multiple element arrangement should be considered a separate unit of accounting if all of the following criteria are met: (1) a delivered item has value to customers on a stand-alone basis, (2) there is objective and reliable evidence of fair value of an undelivered item, and (3) the delivery of the undelivered item must be probable and controlled by Ricoh if the arrangement includes the right of return. The price charged when the element is sold separately generally determines fair value. Otherwise, revenue is deferred until the undelivered elements are fulfilled as a single unit of accounting.

Revenue from the sale of equipment under sales-type leases is recognized as product sales at the inception of the lease. Other revenue consists primarily of interest income on sales-type leases and direct-financing leases, which are recognized as other revenue over the life of each respective lease using the interest method.

Foreign Currency Translation

(d) Foreign Currency Translation

For foreign operations with functional currencies other than the Japanese yen, assets and liabilities are translated at the exchange rates in effect at each fiscal year-end, and income and expenses are translated at the average rates of exchange prevailing during each fiscal year. The resulting translation adjustments are included as a part of accumulated other comprehensive income (loss) in equity.

All foreign currency transaction gains and losses are included in other income and expenses in the period incurred.

Cash Equivalents

(e) Cash Equivalents

Cash and cash equivalents include highly liquid investments with maturities of three months or less at the date of purchase such as time deposits and short-term investment securities which are available-for-sale at any time, present insignificant risk of changes in value due to being readily convertible into cash and have an original maturity of three months or less, such as money management funds and free financial funds.

Derivative Financial Instruments and Hedging Activities

(f) Derivative Financial Instruments and Hedging Activities

As discussed further in Note 15, Ricoh manages its exposure to certain market risks, primarily foreign currency and interest rate risks, through the use of derivative instruments. As a matter of policy, Ricoh does not enter into derivative contracts for trading or speculative purposes.

Ricoh recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheets and measures those instruments at fair value. When Ricoh enters into a derivative contract, it makes a determination as to whether or not for accounting purposes the derivative is part of a hedging relationship. In general, a derivative may be designated as either (1) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"), (2) a hedge of the variability of the expected cash flows associated with an existing asset or liability or a forecasted transaction ("cash flow hedge"), or (3) a foreign currency fair value or cash flow hedge ("foreign currency hedge"). Ricoh formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the consolidated balance sheets or to specific firm commitments or forecasted transactions.

For derivative contracts that are designated and qualify as fair value hedges including foreign currency fair value hedges, the derivative instrument is marked-to-market with gains and losses recognized in current period earnings to offset the respective losses and gains recognized on the change in fair value of the hedged item. For derivative contracts that are designated and qualify as cash flow hedges including foreign currency cash flow hedges, the effective portion of gains and losses on these contracts is reported as a component of accumulated other comprehensive income (loss) and reclassified into earnings in the same period the hedged item or transaction affects earnings. Any hedge ineffectiveness on cash flow hedges is immediately recognized in earnings. For all derivative instruments that are not designated as part of a hedging relationship and for designated derivative instruments that do not qualify for hedge accounting, the contracts are recorded at fair value with the gain or loss recognized in current period earnings.

Allowance for Doubtful Trade Receivables and Finance Receivables

(g) Allowance for Doubtful Trade Receivables and Finance Receivables

Ricoh records allowances for doubtful receivables that are based upon historical experience and specific customer collection issues. The estimated amount of probable credit losses in its existing receivables is determined from write-off history adjusted to reflect current economic conditions and specific allowances for receivables including nonperforming leases, impaired loans or other accounts for which Ricoh has concluded it will be unable to collect all amounts due according to original terms of the lease or loan agreement. Account balances net of expected recovery from available collateral are charged-off against the allowances when collection is considered remote.

Securities

(h) Securities

Ricoh's investments in debt and marketable equity securities are classified as available-for-sale securities. Available-for-sale securities are reported at fair value with unrealized gains and losses, net of related taxes, reported in accumulated other comprehensive income (loss).

Individual securities classified as available-for-sale securities are reduced to fair market value by a charge to income for other than temporary declines in value. Factors considered in assessing whether an indication of other than temporary impairment exists with respect to available-for-sale securities include: financial condition and near term prospects of issuer and intent and ability of Ricoh to retain its investments for a period of time sufficient to allow for any anticipated recovery in market value.

The cost of the securities sold is computed based on the average cost of each security held at the time of sale.

Investments in affiliated companies over which Ricoh has the ability to exercise significant influence, but does not hold a controlling financial interest, are accounted for by the equity method.

Non-marketable equity securities owned by Ricoh primarily relate to less than 20% owned companies and funds are stated at cost unless indication of impairment exist, which require the investment to be written down to its estimated fair value.

Inventories	(i) Inventories Inventories are mainly stated at the lower of average cost or net realizable values. Inventory costs include raw materials, labor and manufacturing overheads.
Property, Plant and Equipment

(j) Property, Plant and Equipment

Property, plant and equipment are stated at cost. For the Company and its domestic subsidiaries, depreciation of property, plant and equipment is computed principally by using the declining-balance method over the estimated useful lives. Most of the foreign subsidiaries have adopted the straight-line method for computing depreciation, which currently accounts for approximately 35% of the consolidated depreciation expense. The depreciation period generally ranges from 5 years to 50 years for buildings and 2 years to 12 years for machinery and equipment.

Effective rates of depreciation for the years ended March 31, 2009, 2010 and 2011 are summarized below:

	2009	2010	2011
Buildings	10.7%	12.2%	12.5%
Machinery and equipment	44.4	39.5	36.7

The aggregate costs included in property, plant and equipment and related accumulated amortization for certain leased buildings, machinery and equipment accounted as of March 31, 2010 and 2011 are as follows:

	Millions of Yen		Thousands of U.S. Dollars
	2010	2011	2011
Aggregate cost	¥7,349	¥7,578	$91,301
Accumulated amortization	5,260	6,004	72,337

The related future minimum lease payments and the present values of the net minimum lease payments as of March 31, 2011 are ¥2,371 million ($28,566 thousand) and ¥2,351 million ($28,325 thousand), respectively.

Ordinary maintenance and repairs are charged to expense as incurred. Major replacements and improvements are capitalized. When properties are retired or otherwise disposed of, the property and related accumulated depreciation accounts are relieved of the applicable amounts, and any differences are included in earnings.

Capitalized Software Costs

(k) Capitalized Software Costs

Ricoh capitalizes certain internal and external costs incurred to acquire or create internal use software during the application development stage as well as upgrades and enhancements that result in additional functionality. The capitalized software is amortized on a straight line basis generally from 3 years to 5 years.

Goodwill and Other Intangible Assets

(l) Goodwill and Other Intangible Assets

Goodwill is not amortized and is required to be tested at least annually for impairment. Acquired intangible assets with definite useful lives are amortized over their respective estimated useful lives and reviewed for impairment when an indication of impairment is identified. Other intangible assets with definite useful lives, consisting primarily of software, customer relationships and trademarks are amortized on a straight line basis over 1 year to 20 years. Any acquired intangible assets determined to have an indefinite useful life are not amortized, but instead are tested annually for impairment based on its fair value until its life would be determined to no longer be indefinite. In performing the test, Ricoh utilizes the two-step approach prescribed. The first step requires a comparison of the carrying amount of the reporting units to the fair value of these units. If the carrying amount of a reporting unit exceeds its fair value, Ricoh will perform the second step of the goodwill impairment test to measure the amount of impairment loss, if any.

On April 1, 2002, Ricoh selected an annual goodwill impairment measurement date of September 30. After completing its annual impairment testing as of September 30, 2008, Ricoh acquired IKON Office Solutions, Inc. ("IKON") on October 31, 2008, which resulted in Ricoh recognizing a material amount of goodwill. However, the business climate in which Ricoh operates changed significantly in an adverse manner from October 2008, and Ricoh believed that such adverse change might reduce the fair value of such reporting unit below its carrying amount. Therefore, Ricoh performed additional impairment testing as of December 31, 2008. As a result of such additional impairment testing, Ricoh decided to change its annual impairment measurement date for goodwill to December 31 in order to better align the goodwill impairment measurement date with its acquisition of IKON on October 31, 2008. This change to the date of Ricoh's annual goodwill impairment test constitutes a change in the method of applying an accounting principle. Ricoh believes that this change in accounting principle is preferable. However, the change in the impairment measurement date had no impact on Ricoh's prior period financial statements.

Ricoh completed its annual impairment assessment of goodwill and indefinite-lived intangible assets for the years ended March 31, 2009, 2010 and 2011 and determined that no impairment charge was necessary.

In addition, management is required to perform an impairment test of goodwill of a reporting unit between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Ricoh considered the potential impact caused by the Great East Japan Earthquake that occurred on March 11, 2011, such as decreased revenue projections and idle facility charges, on the fair values of its reporting units and concluded that no impairment had occurred.

Pension and Retirement Allowances Plans

(m) Pension and Retirement Allowances Plans

Ricoh recognizes the overfunded or underfunded status of the defined benefit plans as an asset or liability in the consolidated balance sheets, with a corresponding adjustment to accumulated other comprehensive income (loss), net of tax. The expected long-term rate of return on plan assets used for pension accounting is determined based on the historical long-term rate of return on plan assets. The discount rate is determined based on the rates of return of high-quality fixed-income investments currently available and expected to be available during the period to maturity of the pension benefits.

Income Taxes

(n) Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and carryforwards are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Ricoh recognizes the financial statement effects of tax positions when it is more likely than not, based on the technical merits, that the tax positions will be sustained upon examination by the tax authorities. Benefits from tax positions that meet the more-likely-than-not recognition threshold are measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Interests and penalties accrued related to unrecognized tax benefits are included in income taxes in the consolidated statements of income.

Research and Development Expenses and Advertising Costs	(o) Research and Development Expenses and Advertising Costs Research and development expenses and advertising costs are expensed as incurred.
Shipping and Handling Costs

(p) Shipping and Handling Costs

Shipping and handling costs, which mainly include transportation to customers, are included in selling, general and administrative expenses in the consolidated statements of income.

Impairment or Disposal of Long-Lived Assets

(q) Impairment or Disposal of Long-Lived Assets

Long-lived assets and acquired intangible assets with definite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. Recoverability of assets to be held and used is assessed by comparing the carrying amount of an asset or asset group to the expected future undiscounted net cash flows of the asset or asset group. If an asset or asset group is considered to be impaired, the impairment charge to be recognized is measured as the amount by which the carrying amount of the asset or asset group exceeds fair value. Long-lived assets meeting the criteria to be considered as held for sale are reported at the lower of their carrying amount or fair value less costs to sell.

Ricoh recognized impairment losses of ¥842 million ($10,145 thousand) in total, as a component of cost of sales and selling, general and administrative expenses for the year ended March 31, 2011, mainly consisting of ¥332 million ($4,000 thousand) and ¥374 million ($4,506 thousand).

Toolings, jigs and other assets of digital camera manufacturing facilities were impaired by ¥332 million ($4,000 thousand), as a result of worsening economic circumstances. Ricoh estimated that the carrying amounts would not be recoverable through future cash flows. The fair value of these assets was determined using discounted cash flow method. The impairment losses were included in the results of other segment.

Buildings, building-associated assets and structures which were not expected to use as business assets were impaired by ¥374 million ($4,506 thousand) with the closure of the business office in April 2011. The fair value of these assets was determined based on a quoted market price. The impairment losses were included in the results of Imaging & Solutions segment and Industrial Products segment.

In addition, management considered the potential effects caused by the Great East Japan Earthquake that occurred on March 11, 2011 on the ability to recover the carrying amounts of Ricoh's long-lived assets and concluded no impairment losses on long-lived assets had occurred for the year ended March 31, 2011.

Ricoh recognized impairment losses of ¥2,353 million in total for the year ended March 31, 2010.

Impairment losses of ¥518 million were recorded, related to toolings, jigs and other assets of digital camera manufacturing facilities, as a result of worsening economic circumstances. Ricoh estimated that the carrying amounts would not be recoverable through future cash flows. The fair value of these assets was determined using discounted cash flow method. The impairment losses were included in the results of other segment.

Ricoh made a decision to vacate one of its office facilities as a part of the redeployment of office around the Tokyo metropolitan area. As a result, Ricoh recognized impairment losses of ¥828 million, related to land, buildings, building-associated assets and structures which were not expected to use as business assets. The fair value of these assets was determined based on a quoted market price. The impairment losses were included in the results of imaging & solutions segment.

Plant and equipment of its meter production equipment business were impaired by ¥511 million, as a result of continued sluggish demand in the measuring equipment manufacturing industry and diminished profitability of this business. Ricoh estimated that the carrying amounts would not be recoverable through future cash flows. The fair value of these assets was determined using discounted cash flow method. The impairment losses were included in the results of Industrial Products segment. Additionally, Ricoh also recognized impairment losses of ¥496 million, related to other immaterial business for the year ended March 31, 2010. These assets were comprised in Other segment.

Net Income Attributable to Ricoh Company, Ltd. per Share

(r) Net Income Attributable to Ricoh Company, Ltd. per Share

Basic net income attributable to Ricoh Company, Ltd. per share of common stock is calculated by dividing net income attributable to Ricoh Company, Ltd. by the weighted-average number of shares of common stock outstanding during the period. The calculation of diluted net income attributable to Ricoh Company, Ltd. per share of common stock is similar to the calculation of basic net income attributable to Ricoh Company, Ltd. per share, except that the weighted-average number of shares outstanding includes the additional dilution from potential common stock equivalents such as convertible bonds.

Non-cash Investing and Financing Transactions

(s) Non-cash Investing and Financing Transactions

Non-cash investing and financing transactions are as follows:

	Millions of Yen			Thousands of U.S. Dollars
	2009	2010	2011	2011
Debt assumed in connection with business acquisition	¥81,737	¥3,941	—	—
Issuance of treasury stock in exchange for subsidiary's stock	¥9,138	—	—	—
Debt assumed in connection with adoption of new accounting standard for VIE	—	—	¥20,229	$243,723

Use of Estimates

(t) Use of Estimates

Management of Ricoh has made a number of estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosures of fair value of financial instruments and contingent assets and liabilities, to prepare these financial statements in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Ricoh has identified seven areas where it believes assumptions and estimates are particularly critical to the consolidated financial statements. These are determination of the allowance for doubtful receivables, impairment of securities, impairment of long-lived assets including goodwill, uncertain tax positions, realizability of deferred tax assets, the valuation of assets and liabilities in business combinations and pension accounting.

(u) Recently Adopted New Accounting Standards

Recently Adopted New Accounting Standards

In December 2009, the FASB issued Accounting Standard Update ("ASU") 2009-16. This ASU eliminates the concept of a qualifying special-purpose entity, establishes conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the financial-asset derecognition criteria, revises how interests retained by the transferor in a sale of financial assets initially are measured, removes the guaranteed mortgage securitization recharacterization provisions and requires additional disclosures. It is effective for fiscal years beginning after November 15, 2009 and for subsequent interim and annual reporting periods, and was adopted by Ricoh in the first quarter beginning April 1, 2010.

In December 2009, the FASB issued ASU 2009-17. This ASU requires an enterprise to perform an analysis to identify the primary beneficiary of a variable interest entity and also requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. It is effective for fiscal years beginning after November 15, 2009 and for subsequent interim and annual reporting periods and earlier application is prohibited. It was adopted by Ricoh in the first quarter beginning April 1, 2010.

Regarding an effect on Ricoh's consolidated financial position or results of operations by adoption of ASU 2009-16 and ASU 2009-17, refer to Note 4.

In July 2010, the FASB issued ASU 2010-20. This ASU is intended to provide a greater level of disaggregated information about the credit quality of its financing receivables and its allowance for credit losses. In addition, it requires to disclose mainly allowance for credit losses, credit quality indicators and the aging of past due information of financing receivables by portfolio segment or class. It is effective for fiscal years ending on or after December 15, 2010, and was adopted by Ricoh in the fiscal year ended March 31, 2011. The only impact from this guidance was to require Ricoh to expand disclosures regarding financing receivables and allowance for doubtful receivables. Refer to Note 19.